                                                                    EX-99.(h)(3)

                                   APPENDIX A

                           SHAREHOLDER SERVICING PLAN
                             WELLS FARGO FUNDS TRUST

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
ADJUSTABLE RATE GOVERNMENT FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/1/                                           0.25

AGGRESSIVE ALLOCATION FUND/2/
     Administrator Class                                              0.25

ASIA PACIFIC FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class/3/                                           0.25
     Investor Class                                                   0.25

ASSET ALLOCATION FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Class R                                                          0.25
     Administrator Class                                              0.25

C&B LARGE CAP VALUE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Investor Class                                                   0.25
     Administrator Class                                              0.25

C&B MID CAP VALUE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Investor Class                                                   0.25
     Administrator Class                                              0.25

CALIFORNIA LIMITED-TERM TAX-FREE FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

----------
+/- In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Adjustable Rate Government Fund, effective on or about July 30, 2010.

/2/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund to the Growth Balanced Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/3/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Asia Pacific Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL MONEY MARKET FUND
     Class A                                                          0.25
     Administrator Class/4/                                           0.10
     Service Class                                                    0.25
     Sweep Class/5/                                                   0.25

CALIFORNIA TAX-FREE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

CAPITAL GROWTH FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

CASH INVESTMENT MONEY MARKET FUND
     Administrator Class                                              0.10
     Service Class                                                    0.25

CLASSIC VALUE FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Class R                                                          0.25
     Administrator Class                                              0.25

COLORADO TAX-FREE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

COMMON STOCK FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/6/                                           0.25
     Investor Class                                                   0.25

CONSERVATIVE ALLOCATION FUND
     Administrator Class                                              0.25

CORE EQUITY FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

DISCIPLINED GLOBAL EQUITY FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

----------
/4/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the California Municipal Money Market Fund, effective on or about July 1, 2010.

/5/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the California Municipal Money Market Fund effective July 1, 2010.

/6/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Common Stock Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
DISCIPLINED U.S. CORE FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

DISCIPLINED VALUE FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

DISCOVERY FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

DIVERSIFIED BOND FUND/7/
     Administrator Class                                              0.25

DIVERSIFIED CAPITAL BUILDER FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/8/                                           0.25

DIVERSIFIED EQUITY FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

DIVERSIFIED INCOME BUILDER FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/9/                                           0.25

DIVERSIFIED INTERNATIONAL FUND (formerly, International Equity
Fund)
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

DIVERSIFIED SMALL CAP FUND
     Administrator Class                                              0.25

----------
/7/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund to the Total Return Bond Fund. Subject to shareholder approval, the merger will become effective July 9, 2010.

/8/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Capital Builder Fund, effective on or about July 30, 2010.

/9/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Income Builder Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
EMERGING GROWTH FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

EMERGING MARKETS EQUITY FUND/10/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

EMERGING MARKETS EQUITY FUND II/11/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

ENDEAVOR SELECT FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

ENTERPRISE FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

EQUITY INCOME FUND/12/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

EQUITY VALUE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

GLOBAL OPPORTUNITIES FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

GOVERNMENT MONEY MARKET FUND
     Class A                                                          0.25
     Administrator Class                                              0.10
     Service Class                                                    0.25
     Sweep Class/13/                                                  0.25

----------
/10/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to shareholder approval, the merger will become effective July 16, 2010.

/11/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to shareholder approval of the merger, the shell fund will become effective July 16, 2010 and will change its name to the Emerging Markets Equity Fund.

/12/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund to the Disciplined Value Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/13/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Government Money Market Fund effective July 1, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

GROWTH BALANCED FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

GROWTH EQUITY FUND/14/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

GROWTH FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

GROWTH OPPORTUNITIES FUND+/-/15/
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

HEALTH CARE FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

HERITAGE MONEY MARKET FUND
     Administrator Class                                              0.10
     Service Class/16/                                                0.25

HIGH INCOME FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/17/                                          0.25
     Investor Class                                                   0.25

HIGH YIELD BOND FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

----------
/14/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund to the Diversified Equity Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/15/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Growth Opportunities Fund, effective on or about July 30, 2010.

/16/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Service Class shares to the Heritage Money Market Fund effective July 1, 2010.

/17/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the High Income Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
INCOME PLUS FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/18/                                          0.25
     Investor Class                                                   0.25

INDEX ASSET ALLOCATION FUND (formerly, Asset Allocation Fund)
     Class A
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
                                                                      0.25

INDEX FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C/19/                                                      0.25
     Administrator Class                                              0.10
     Investor Class                                                   0.25

INFLATION-PROTECTED BOND FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

INTERMEDIATE TAX/AMT-FREE FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

INTERNATIONAL BOND FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/20/                                          0.25

INTERNATIONAL CORE FUND/21/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Class R                                                          0.25
     Administrator Class                                              0.25

INTERNATIONAL VALUE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

----------
/18/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Income Plus Fund, effective on or about July 30, 2010.

/19/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Index Fund effective July 16, 2010.

/20/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the International Bond Fund, effective on or about July 30, 2010.

/21/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund and the addition of Class R shares effective July 16, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
INTRINSIC VALUE FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/22/                                          0.25

INTRINSIC WORLD EQUITY FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

LARGE CAP APPRECIATION FUND/23/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

LARGE CAP CORE FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

LARGE CAP GROWTH FUND/24/
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

LARGE COMPANY CORE FUND/25/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

LARGE COMPANY GROWTH FUND/26/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

LARGE COMPANY VALUE FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

----------
/22/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Intrinsic Value Fund, effective on or about July 30, 2010.

/23/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund to the Capital Growth Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/24/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Class C and Administrator Class shares to the Large Cap Growth Fund, effective on or about July 30, 2010.

/25/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund to the Large Cap Core Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/26/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund to the Premier Large Company Growth Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
     Investor Class                                                   0.25

MID CAP DISCIPLINED FUND/27/
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

MID CAP GROWTH FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

MINNESOTA MONEY MARKET FUND
     Class A                                                          0.25
     Sweep Class/28/                                                  0.25

MINNESOTA TAX-FREE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

MODERATE BALANCED FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

MONEY MARKET FUND/29/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Daily Class                                                      0.25
     Investor Class                                                   0.25
     Service Class                                                    0.25

MUNICIPAL BOND FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND+/-
     Administrator Class/30/                                          0.10
     Service Class                                                    0.25

MUNICIPAL MONEY MARKET FUND/31/
     Class A                                                          0.25
     Investor Class                                                   0.25
     Service Class                                                    0.25
     Sweep Class                                                      0.25

----------
/27/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

/28/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Minnesota Money Market Fund effective July 1, 2010.

/29/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C, Daily Class and Service Class shares to the Money Market Fund effective July 1, 2010.

/30/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Municipal Cash Management Money Market Fund, effective on or about July 9, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
NATIONAL TAX-FREE MONEY MARKET FUND
     Class A                                                          0.25
     Administrator Class                                              0.10
     Service Class                                                    0.25
     Sweep Class/32/                                                  0.25

NEW JERSEY MUNICIPAL MONEY MARKET FUND+/-
     Class A                                                          0.25
     Service Class                                                    0.10
     Sweep Class                                                      0.25

NEW YORK MUNICIPAL MONEY MARKET FUND+/-
     Class A                                                          0.25
     Service Class                                                    0.25
     Sweep Class                                                      0.25

NORTH CAROLINA TAX-FREE FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25

OMEGA GROWTH FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Class R                                                          0.25
     Administrator Class                                              0.25

OPPORTUNITY FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

OVERLAND EXPRESS SWEEP FUND/33/                                       0.25

PENNSYLVANIA MUNICIPAL MONEY MARKET FUND+/-
     Class A                                                          0.25
     Service Class                                                    0.25
     Sweep Class                                                      0.25

PENNSYLVANIA TAX-FREE FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25

PRECIOUS METALS FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/34/                                          0.25

----------
/31/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Service Class and Sweep Class shares to the Municipal Money Market Fund effective July 1, 2010.

/32/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the National Tax-Free Money Market Fund effective July 1, 2010.

/33/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

/34/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Precious Metals Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
PREMIER LARGE COMPANY GROWTH FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

PRIME INVESTMENT MONEY MARKET FUND
     Service Class                                                    0.25

SHORT DURATION GOVERNMENT BOND FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

SHORT-TERM BOND FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Investor Class                                                   0.25

SHORT-TERM HIGH YIELD BOND FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class/35/                                          0.25
     Investor Class                                                   0.25

SHORT-TERM MUNICIPAL BOND FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class/36/                                          0.25
     Investor Class                                                   0.25

SMALL CAP DISCIPLINED FUND/37/
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

SMALL CAP GROWTH FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

SMALL CAP OPPORTUNITIES FUND
     Administrator Class                                              0.25

----------
/35/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term High Yield Bond Fund, effective on or about July 30, 2010.

/36/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term Municipal Bond Fund, effective on or about July 30, 2010.

/37/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to shareholder approval of the sub-adviser change, the fund name will change to the Intrinsic Small Cap Value Fund effective June 1, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
SMALL CAP VALUE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/38/                                          0.25
     Investor Class                                                   0.25

SMALL COMPANY GROWTH FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

SMALL COMPANY VALUE FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

SMALL/MID CAP CORE FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

SMALL/MID CAP VALUE FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

SOCIAL SUSTAINABILITY FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

SPECIAL SMALL CAP VALUE FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

SPECIALIZED FINANCIAL SERVICES FUND/39/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25

SPECIALIZED TECHNOLOGY FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/40/                                          0.25
     Investor Class                                                   0.25

----------
/38/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Small Cap Value Fund, effective on or about July 30, 2010.

/39/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund to the Classic Value Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/40/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Specialized Technology Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
STABLE INCOME FUND/41/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

STRATEGIC INCOME FUND/42/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25

STRATEGIC LARGE CAP GROWTH FUND+/-
     Class A                                                          0.25
     Class C                                                          0.25
     Class R                                                          0.25
     Administrator Class/43/                                          0.25

STRATEGIC MUNICIPAL BOND FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

TARGET TODAY FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2010 FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2015 FUND
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2020 FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2025 FUND
     Administrator Class                                              0.25
     Investor Class                                                   0.25

----------
/41/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund to the Ultra Short-Term Income Fund. Subject to shareholder approval, the merger will become effective on July 9, 2010.

/42/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund to the High Income Fund. Subject to shareholder approval, the merger will become effective July 9, 2010.

/43/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Strategic Large Cap Growth Fund, effective on or about July 30, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
TARGET 2030 FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2035 FUND
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2040 FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2045 FUND
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TARGET 2050 FUND
     Investor Class                                                   0.25
     Administrator Class                                              0.25

TOTAL RETURN BOND FUND
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Class R/44/                                                      0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

TRADITIONAL SMALL CAP GROWTH FUND+/-/45/
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25

TREASURY PLUS MONEY MARKET FUND
     Class A                                                          0.25
     Administrator Class                                              0.10
     Service Class                                                    0.25
     Sweep Class/46/                                                  0.25

ULTRA SHORT-TERM INCOME FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Administrator Class/47/                                          0.25
     Investor Class                                                   0.25

----------
/44/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R shares to the Total Return Bond Fund effective July 16, 2010.

/45/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Traditional Small Cap Growth Fund, effective on or about July 30, 2010.

/46/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Treasury Plus Money Market Fund effective July 1, 2010.

                                                                    MAXIMUM
FUNDS TRUST                                                       SHAREHOLDER
FUNDS AND SHARE CLASSES*                                         SERVICING FEE
------------------------------------------------------------------------------
UTILITY & TELECOMMUNICATIONS FUND+/-
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class/48/                                          0.25

U.S. VALUE FUND/49/
     Class A                                                          0.25
     Class B                                                          0.25
     Class C                                                          0.25
     Administrator Class                                              0.25
     Investor Class                                                   0.25

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                       0.25

WEALTHBUILDER EQUITY PORTFOLIO                                        0.25

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                             0.25

WEALTHBUILDER GROWTH BALANCED PORTFOLIO                               0.25

WEALTHBUILDER MODERATE BALANCED PORTFOLIO                             0.25

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                               0.25

WISCONSIN TAX-FREE FUND
     Class A                                                          0.25
     Class C                                                          0.25
     Investor Class                                                   0.25

100% TREASURY MONEY MARKET FUND/50/
     Class A                                                          0.25
     Administrator Class                                              0.10
     Service Class                                                    0.25
     Sweep Class                                                      0.25

     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

* On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

Most recent agreement approval: March 26, 2010
Appendix A amended: March 26, 2010

----------
/47/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Ultra Short-Term Municipal Income Fund, effective on or about July 30, 2010.

/48/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Utility & Telecommunications Fund, effective on or about July 30, 2010.

/49/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund into the Disciplined Value Fund. Subject to shareholder approval, the merger will become effective July 16, 2010.

/50/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Sweep Class shares to the 100% Treasury Money Market Fund effective July 1, 2010.

     The foregoing fee schedule is agreed to as of March 26, 2010 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST

                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary

                                        WELLS FARGO FUNDS MANAGEMENT, LLC

                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President